UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

Magellan Midstream Partners, L.P.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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C 1234567890 ENDORSEMENT LINE SACKPACK 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/MMP or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 10:00am, Central Time, on April 27, 2023. Annual Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Magellan Midstream Partners, L.P. Annual Meeting to be Held on April 27, 2023 Under Securities and Exchange Commission rules, you are receiving this notice to advise the proxy materials for the annual meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a printed copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This notice together with our proxy statement, form of proxy card and 2022 annual report are available at: www.magellanlp.com/Investors/SECFilings.aspx Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/MMP. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Submit your vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you would like to request documents from us, please do so at least 10 business days before April 27, 2023 in order to receive timely delivery of the documents before the annual meeting. Each of these documents are also available on our website at www.magellanlp.com. 03R5IB 2NOT COY

Annual Meeting Notice Magellan Midstream Partners, L.P.’s Annual Meeting will be held on April 27, 2023 at the Williams Resource Center, One Williams Center, Tulsa, Oklahoma, at 10:00 a.m. Central Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 and 4 and “1 YEAR” on Proposal 3. 1. Election of Directors: 01 – Sivasankaran Somasundaram 02 – Chansoo Joung 03 – Aaron L. Milford 04 – James R. Montague 2. Advisory Resolution to Approve Executive Compensation 3. Advisory Resolution to Approve Executive Compensation Vote Frequency 4. Ratification of Appointment of Independent Registered Public Accounting Firm for 2023 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote you must go online or request a printed copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. – Internet – Go to www.investorvote.com/MMP. – Phone – Call us free of charge at 1-866-641-4276. – Email – Send an email to investorvote@computershare.com with “Proxy Materials Magellan Midstream Partners, L.P.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you would like a printed copy of the meeting materials. To facilitate timely delivery, requests for a printed copy of proxy materials must be received by April 27, 2023.